UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: December 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

FORM N-Q

DECEMBER 31, 2012

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited)	December 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 95.6%
Education - 21.5%
New Jersey EDA Revenue, School Facilities Construction	5.500%	12/15/34	$7,500,000	$8,840,475
New Jersey State EFA Revenue:
Kean University	5.500%	9/1/36	15,000,000	17,179,200
Montclair State University	5.250%	7/1/38	2,000,000	2,246,740
New Jersey City University	5.000%	7/1/35	4,550,000	4,990,667
Richard Stockton College	5.125%	7/1/28	5,000,000	5,625,850
Richard Stockton College	5.375%	7/1/38	8,000,000	8,998,480
Stevens Institute of Technology	5.000%	7/1/27	3,725,000	4,032,611
University of Medicine and Dentistry	7.500%	12/1/32	10,000,000	12,645,400
New Jersey State Higher Education Assistance Authority, Student Loan Revenue, AGC	6.125%	6/1/30	13,000,000	14,377,610	(a)
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Pollution Control Facilities Financing Authority Revenue, Ana G. Mendez University System Project	5.000%	4/1/27	2,600,000	2,530,086
Rutgers State University Revenue	6.400%	5/1/13	115,000	117,318

Total Education				81,584,437

Health Care - 14.4%
New Jersey EDA:
Harrogate Inc.	5.750%	12/1/16	1,225,000	1,227,168
Harrogate Inc.	5.875%	12/1/26	1,500,000	1,500,765
New Jersey Health Care Facilities Financing Authority Revenue:
AHS Hospital Corp.	6.000%	7/1/37	3,000,000	3,703,170
Atlanticare Regional Medical Center	5.000%	7/1/17	800,000	906,288
Atlanticare Regional Medical Center	5.000%	7/1/18	1,500,000	1,695,150
Catholic Health East	5.250%	11/15/29	9,000,000	10,126,890
Hackensack University Medical Center	5.250%	1/1/31	3,850,000	4,269,535
Hackensack University Medical Center	5.250%	1/1/36	4,250,000	4,665,437
Robert Wood Johnson University Hospital	4.000%	7/1/22	2,000,000	2,118,820
Robert Wood Johnson University Hospital	5.000%	7/1/31	6,570,000	7,202,100
St. Peter’s University Hospital	6.000%	7/1/26	2,000,000	2,305,820
St. Peter’s University Hospital	6.250%	7/1/35	3,000,000	3,437,760
Virtua Health Inc.	5.750%	7/1/33	10,000,000	11,253,200

Total Health Care				54,412,103

Housing - 1.9%
Essex County Improvement Authority Revenue, NATL, FHA	5.900%	1/1/25	3,120,000	3,122,371
New Jersey State Housing & Mortgage Finance Agency, Multi-Family Revenue	5.750%	11/1/38	3,895,000	4,132,439
Virgin Islands HFA, Single-Family Mortgage Revenue, GNMA Mortgage-Backed Securities Program, GNMA-Collateralized	6.500%	3/1/25	90,000	89,992	(a)

Total Housing				7,344,802

Industrial Revenue - 11.6%
Casino Reinvestment Development Authority Revenue, NATL	5.250%	6/1/20	3,390,000	3,616,350
New Jersey EDA:
First Mortgage Cadbury Corp. Project, ACA	5.500%	7/1/18	495,000	490,842
First Mortgage Cadbury Corp. Project, ACA	5.500%	7/1/28	1,250,000	1,118,963
First Mortgage, Keswick Pines	5.700%	1/1/18	2,465,000	2,465,838
First Mortgage, Keswick Pines	5.750%	1/1/24	2,800,000	2,784,236

See Notes to Schedule of Investments.

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Industrial Revenue - continued
Municipal Loan Pool, AGM	5.125%	11/15/14	$645,000	$647,277
Municipal Loan Pool, AGM	5.400%	11/15/20	1,200,000	1,204,128
New Jersey EDA Revenue, Gloucester Marine	6.500%	1/1/15	780,000	786,778	(a)
New Jersey EDA, EDR, American Airlines Inc. Project	7.100%	11/1/31	1,000,000	702,610	(a)(b)
New Jersey EDA, Water Facilities Revenue:
New Jersey American Water Co.	4.700%	12/1/25	2,250,000	2,410,943	(a)
New Jersey American Water Co.	5.600%	11/1/34	11,250,000	12,881,587	(a)
New Jersey State EDA Revenue	5.000%	6/15/24	1,460,000	1,675,335
New Jersey State EDA Revenue	5.000%	6/15/28	2,000,000	2,261,860
New Jersey State EDA Revenue:
Continental Airlines Inc. Project	5.250%	9/15/29	5,000,000	5,007,000	(a)
Refunding	6.875%	1/1/37	2,000,000	2,026,020	(a)
New Jersey State EDA, Special Facility Revenue, Continental Airlines Inc. Project	7.000%	11/15/30	4,000,000	4,020,200	(a)(c)

Total Industrial Revenue				44,099,967

Leasing - 5.0%
Atlantic City, COP	8.875%	1/15/13	615,000	616,107
Middlesex County, COP, NATL	5.000%	2/15/19	1,500,000	1,504,305
New Jersey EDA, School Facilities Construction, NATL, FGIC	5.000%	12/15/18	8,000,000	8,897,360
New Jersey EDA Lease Revenue, Office Building Projects	5.000%	6/15/18	3,500,000	3,836,700
Newark, NJ, Housing Authority, Refunding, Additional Newark Redevelopment Project, NATL	5.250%	1/1/23	2,130,000	2,396,101
University Medicine & Dentistry, NATL	5.000%	9/1/22	1,500,000	1,535,175

Total Leasing				18,785,748

Local General Obligation - 1.1%
Middlesex County Improvement Authority Revenue, Golf Course Projects, County GTD	5.250%	6/1/26	1,700,000	1,801,269
Middlesex County Improvement Authority, Lease Revenue, Regional Educational Services Commission, County GTD	5.250%	12/15/33	2,000,000	2,381,260

Total Local General Obligation				4,182,529

Other - 0.5%
New Jersey EDA Revenue:
Department of Human Services, Pooled Financing	5.000%	7/1/22	337,000	337,647
Department of Human Services, Pooled Financing	5.200%	7/1/32	364,000	364,561
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan Note	6.000%	10/1/39	1,000,000	1,113,970

Total Other				1,816,178

Power - 4.1%
Puerto Rico Electric Power Authority, Power Revenue	5.375%	7/1/22	9,000,000	9,304,200
Puerto Rico Electric Power Authority, Power Revenue	5.000%	7/1/28	6,175,000	6,122,451

Total Power				15,426,651

Pre-Refunded/Escrowed to Maturity - 3.8%
New Jersey EDA, School Facilities Construction	5.000%	6/15/26	8,000,000	8,171,920	(d)
New Jersey State Turnpike Authority Revenue:
C-2005, NATL	6.500%	1/1/16	55,000	64,625	(e)
IBC, NATL	6.500%	1/1/16	485,000	533,180	(e)

See Notes to Schedule of Investments.

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Pre-Refunded/Escrowed to Maturity - continued
National IBC	6.500%	1/1/16	$55,000	$64,625	(e)
Port Authority of New York & New Jersey, Special Obligation Revenue, 5th Installment, Special Project	6.750%	10/1/19	3,145,000	3,145,252	(a)(d)
South Jersey Port Corp. Revenue	5.000%	1/1/20	2,300,000	2,300,000	(d)

Total Pre-Refunded/Escrowed to Maturity				14,279,602

Solid Waste/Resource Recovery - 1.0%
Gloucester County, NJ, Improvement Authority, Solid Waste Revenue, Waste Management Inc. Project	2.500%	12/1/29	625,000	622,988	(a)(c)
Gloucester County, NJ, Improvement Authority, Solid Waste Resource Recovery Revenue, Waste Management Inc. Project	2.125%	12/1/29	3,000,000	3,003,450	(c)

Total Solid Waste/Resource Recovery				3,626,438

Special Tax Obligation - 6.1%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.750%	8/1/37	5,000,000	5,288,000
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	3,000,000	3,202,410	(f)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/42	7,000,000	7,222,950
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	6,000,000	6,415,560
Virgin Islands Public Finance Authority Revenue, Senior Lien, Capital Projects	5.000%	10/1/39	1,000,000	1,040,530

Total Special Tax Obligation				23,169,450

Transportation - 23.6%
Delaware River & Bay Authority, DE, Revenue	5.000%	1/1/42	5,000,000	5,659,300
Delaware River Port Authority of Pennsylvania & New Jersey Revenue	5.000%	1/1/40	2,000,000	2,195,020
Delaware River Port Authority, PA, Revenue:
Port District Project	5.000%	1/1/24	3,000,000	3,478,170
Port District Project	5.000%	1/1/26	2,445,000	2,816,566
Port District Project	5.000%	1/1/27	1,825,000	2,098,969
Delaware River, PA, Joint Toll Bridge Commission Revenue	5.000%	7/1/24	1,200,000	1,444,224
Delaware River, PA, Joint Toll Bridge Commission Revenue	5.000%	7/1/25	1,100,000	1,316,700
Delaware River, PA, Joint Toll Bridge Commission Revenue	5.000%	7/1/26	500,000	595,260
New Jersey State Transportation Trust Fund Authority:
Transportation System	5.250%	12/15/23	2,000,000	2,474,120
Transportation System	5.875%	12/15/38	11,000,000	13,006,290
New Jersey State Transportation Trust Fund Authority, Revenue:
Transportation Program	5.000%	6/15/38	10,450,000	11,737,231
Transportation Program	5.000%	6/15/42	1,500,000	1,675,800
New Jersey State Turnpike Authority Revenue	5.000%	1/1/36	5,000,000	5,594,100
New Jersey State Turnpike Authority Revenue	5.250%	1/1/40	12,000,000	13,491,600
New Jersey State Turnpike Authority Revenue, National IBC	6.500%	1/1/16	110,000	126,520
Port Authority of New York & New Jersey	5.000%	1/15/41	1,000,000	1,132,630
Port Authority of New York & New Jersey, Consolidated 132nd Series	5.000%	9/1/26	5,000,000	5,183,200
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK International Air Terminal LLC	6.000%	12/1/36	13,000,000	15,286,700

Total Transportation				89,312,400

See Notes to Schedule of Investments.

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Water & Sewer - 1.0%
Kearny, NJ, Municipal Utilities Authority Revenue, NATL, FGIC	7.300%	11/15/18	$790,000	$836,894
New Jersey State EDA Revenue, Middlesex Water Co. Inc. Project	5.000%	10/1/23	2,460,000	2,994,681

Total Water & Sewer				3,831,575

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $331,554,546)				361,871,880

SHORT-TERM INVESTMENTS - 2.3%
Health Care - 0.9%
New Jersey Health Care Facilities Financing Authority Revenue, Robert Wood Johnson University, LOC-Wells Fargo Bank N.A.	0.100%	7/1/29	1,400,000	1,400,000	(g)(h)
New Jersey State Health Care Facilities Financing Authority Revenue:
LOC-JPMorgan Chase	0.100%	7/1/31	1,835,000	1,835,000	(g)(h)
Virtua Health Inc., LOC-JPMorgan Chase	0.130%	7/1/43	200,000	200,000	(g)(h)

Total Health Care				3,435,000

Industrial Revenue - 1.4%
Salem County, NJ, PCFA Revenue, Public Service Electric & Gas	0.330%	11/1/33	5,100,000	5,100,000	(g)(h)

TOTAL SHORT-TERM INVESTMENTS (Cost - $8,535,000)				8,535,000

TOTAL INVESTMENTS - 97.9% (Cost - $340,089,546#)				370,406,880
Other Assets in Excess of Liabilities - 2.1%				8,044,567

TOTAL NET ASSETS - 100.0%				$378,451,447

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	The coupon payment on these securities is currently in default as of December 31, 2012.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(g)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ACA	— American Capital Assurance - Insured Bonds
AGC	— Assured Guaranty Corporation - Insured Bonds
AGM	— Assured Guaranty Municipal Corporation - Insured Bonds
COP	— Certificates of Participation
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company - Insured Bonds
FHA	— Federal Housing Administration
GNMA	— Government National Mortgage Association
GTD	— Guaranteed
HFA	— Housing Finance Authority
IBC	— Insured Bond Certificates
LOC	— Letter of Credit
NATL	— National Public Finance Guarantee Corporation - Insured Bonds
PCFA	— Pollution Control Financing Authority

See Notes to Schedule of Investments.

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2012

Ratings Table*

Standard & Poors/Moody’s/Fitch**
AAA/Aaa	3.3%
AA/Aa	14.8
A	53.7
BBB/Baa	17.5
BB/Ba	2.3
B/B	2.4
A-1/VMIG 1	2.3
NR	3.7

100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset New Jersey Municipals Fund (formerly Legg Mason Western Asset New Jersey Municipals Fund) (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds†	—	$361,871,880	—	$361,871,880
Short-term investments†	—	8,535,000	—	8,535,000

Total investments	—	$370,406,880	—	$370,406,880

Other financial instruments:
Futures contracts	$47,519	—	—	$47,519

Total	$47,519	$370,406,880	—	$370,454,399

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Fund concentration. Since the Fund invests primarily in obligations of issuers within New Jersey, it is subject to possible risks associated with economic, political, credit or legal developments or industrial or regional matters specifically affecting New Jersey.

(d) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At December 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$31,617,078
Gross unrealized depreciation	(1,299,744)

Net unrealized appreciation	$30,317,334

Notes to Schedule of Investments (unaudited) (continued)

At December 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 30-Year Bonds	100	3/13	$14,797,519	$14,750,000	$47,519

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at December 31, 2012.

Futures Contracts
Primary Underlying Risk	Unrealized Appreciation
Interest Rate Risk	$47,519

During the period ended December 31, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Futures contracts (to sell)	$11,509,538

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	February 28, 2013

By	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: February 28, 2013